SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C. 20549


                                  FORM 8-K

                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


     Date of report (Date of earliest event reported): August 13, 2002


                                ASHLAND INC.
           (Exact name of registrant as specified in its charter)


                                  Kentucky
               (State or other jurisdiction of incorporation)

        1-2918                                          61-0122250
(Commission File Number)                             (I.R.S. Employer
                                                     Identification No.)


   50 E. RiverCenter Boulevard, Covington, Kentucky     41012-0391
     (Address of principal executive offices)           (Zip Code)


   P.O. Box 391, Covington, Kentucky                    41012-0391
          (Mailing Address)                             (Zip Code)


    Registrant's telephone number, including area code (859) 815-3333

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    Item 5.  Other Events
    ---------------------

     On August 13, 2002, Ashland Inc. reported that James J. O'Brien, currently senior vice president and group operating officer at Ashland, has been named president and chief operating officer, effective immediately. O'Brien will immediately become a member of Ashland's board of directors. He will become chairman and chief executive officer of Ashland effective November 15, 2002 when Paul W. Chellgren, current chairman and chief executive officer, retires. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated herein by reference in its entirety.

    Item 7.   Financial Statements and Exhibits
    -------------------------------------------

         (c)  Exhibits

         99.1     Press Release dated August 13, 2002.


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                                 SIGNATURES
                                 ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               ASHLAND INC.
                                          -----------------------------
                                              (Registrant)



    Date:  August 13, 2002                /s/ David L. Hausrath
                                          -----------------------------
                                          Name:     David L. Hausrath
                                          Title:    Vice President and
                                                    General Counsel

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                               EXHIBIT INDEX
                               -------------

         99.1 Press  Release dated August 13, 2002

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